LONG TERM RECEIVABLE	12 Months Ended
Apr. 30, 2012
LONG TERM RECEIVABLE

NOTE 11.  LONG TERM RECEIVABLE

In fiscal year of 2011, the Company entered into several agreements with Colorado-based Bowie Resources, LLC and have loaned a total of approximately $7 million.  The loan originally carried an interest rate of nine (9) percent which has since increased to eleven (11) percent.  The loan is co-senior with another lender.  The total owing to the Company as of April 30, 2012 is $6,918,622 includes interest of $369,609.

As more fully disclosed in Note 3 and Note 6, the Company has recorded a long-term receivable related to the disposal of the Ping Yi Mine of $20,921,811, net of a discount of $3,005,231.